Employee Benefits	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
12.	Employee Benefits

The Company contributes to a defined contribution retirement benefit plan under the Mandatory Provident Fund Schemes Ordinance, for all of its HK employees who are eligible to participate in the MPF Scheme. The total MPF contributions were HK$518, HK$517 and HK$619 or the years ended December 31, 2013, 2014 and 2015, respectively.

Full time employees of the PRC and Thailand entities participate in government mandated multi-employer defined contribution plans pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The total provisions for such employee benefits were HK$33,053, HK$47,711 and HK$49,640 for the years ended December 31, 2013, 2014 and 2015, respectively.